UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Item 1.  Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2012

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 21

Financial Statements page 56

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bonds

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

The ongoing European sovereign debt crisis consistently moved markets higher or lower depending on headline news, causing investor preferences for risk to be intermittent. The European Central Bank’s decision to cut rates and provide liquidity through its long-term refinancing operations helped ease market fears. During the second half of the period, investor appetite for risk returned and pushed credit-sensitive markets higher and spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tighter. In the United States, strong corporate and bank balance sheets helped markets slowly recover. For the time being, positive U.S. labor and economic data have mitigated the need for another round of quantitative easing from the Federal Reserve Board. These data indicate that economic recovery is underway, albeit at a slower pace than initially expected.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Core Plus Bond Fund returned 5.05% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.43% for the period. It also outperformed the 2.96% average return of the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

The fund’s out-of-benchmark exposure to the high-yield sector was a source of outperformance during the period. We maintained our exposure for much of the first half of the period, focusing on higher-quality securities within the high-yield market and lower-quality investment-grade credits. We began reducing those positions, based on valuations, during the second half of the period. However, we continued to maintain an overweight in investment-grade credit, adding exposure at more attractive valuations, particularly among lower-rated securities. The new-issue market provided some opportunities to add new positions. The fund’s exposure to this sector also aided returns during

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the period. In terms of derivatives, we maintained a short position in the euro to reflect our bearish outlook for the euro zone and to hedge some of the fund’s overall risk. This position contributed positively to performance during the period.

We added exposure to the Mexican peso following the selloff last fall among higher-risk assets. This exposure significantly contributed to performance in the second half of the period, as the Mexican peso rallied. We sold the position late in the period to capture gains. The fund maintained its focus on older, higher-quality commercial mortgage-backed securities (CMBS). An overweight relative to the benchmark boosted overall returns, as the CMBS market recovered. We selectively reduced some positions late in the period in order to increase portfolio liquidity and we capitalized on the rally in this sector. In addition, an underweight allocation to U.S. Treasuries aided performance.

The fund’s longer-duration (price sensitivity to interest rate changes) and “barbelled” yield curve positioning (a focus on securities at the short and long end of the fund’s maturity spectrum) weighed on performance as rates increased. We added exposure to shorter-term U.S. Treasuries during the second half of the period to move closer to the benchmark’s duration. We also maintained a small overweight in asset-backed securities, which slightly detracted from relative performance. Within the mortgage-backed securities (MBS) sector, we had a modest skew toward higher-coupon issues to capture incremental yield. An underweight within 30-year MBS detracted modestly from relative performance.

Outlook

Late in the period, we began reducing the fund’s overweight in riskier positions in the investment-grade, high-yield and CMBS sectors, based on valuations and to position the fund closer to the benchmark’s allocation and duration profile. We may make additional reductions in our risk allocation as appropriate. We believe the fund is well positioned for a longer-term U.S. and global market recovery. Our goal is to maintain liquidity, allowing us the flexibility to move in and out of markets. We believe it is important to seek to maintain the fund’s yield advantage over competing funds and to continue to make tactical and opportunistic trades.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	5.05%	8.49%	8.29%	6.77%
With 4.50% Maximum Sales Charge	0.31	3.62	7.29	6.28

Class B (Inception 9/13/93)
NAV	4.73	7.73	7.50	5.98
With CDSC[1]	-0.27	2.73	7.20	5.98

Class C (Inception 12/30/94)
NAV	4.68	7.70	7.49	5.97
With CDSC[1]	3.68	6.70	7.49	5.97

Class Y (Inception 12/30/94)
NAV	5.22	8.78	8.57	7.10

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	1.43	7.71	6.25	5.80
Morningstar Int.-Term Bond Fund Avg.[3]	2.96	6.55	5.67	5.39

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	49.9
Aa	4.6
A	9.6
Baaa	19.3
Ba	9.6
B	3.2
Caa & Lower	0.1
Not Rated	0.2
Short-term and other	3.5
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 3/31/2012
1 year or less	4.0
1-5 years	54.6
5-10 years	27.8
10+ years	13.6
Average Effective Duration	6.2 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.87%	0.87%
B	1.62	1.62
C	1.62	1.62
Y	0.62	0.62

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Int.-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in below investment-grade fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

Market Conditions

The momentum of the high-yield and equity market rallies from December continued into 2012. High-yield securities generated large returns in January before easing slightly in February and becoming flat in March. Actions by the European Central Bank calmed contagion fears, at least for the time being. In the United States, annualized fourth quarter gross domestic product growth of 3% pointed to a moderate but continued recovery and also helped subdue many investor fears.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles High Income Fund returned 13.49% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 12.14% for the period. The fund also outperformed the 11.44% average return of the Morningstar High Yield Bond Fund category.

Explanation of Fund Performance

Out-of-benchmark allocations to convertible securities contributed significantly to the fund’s outperformance. In addition, an underweight position in below-investment-grade utilities had a positive effect on relative performance, as did an allocation to high-yield electric utilities. Investment-grade and high-yield consumer cyclicals were also among the top contributors. Similarly, investment-grade and high-yield financials also made a positive contribution to performance, with insurance and finance companies buoying the sector. Furthermore, a small, out-of-benchmark position in preferred securities contributed strongly to the fund’s absolute return, as equity-sensitive securities mirrored the upswing in the stock market.

In terms of lagging securities, the fund’s non-U.S.-dollar positions from Greece and Ireland underperformed. In addition, out-of-benchmark exposure to Treasuries detracted from relative return.

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Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many developing countries show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	13.49%	1.40%	5.92%	7.65%	—
With 4.50% Maximum Sales Charge	8.39	-3.14	4.94	7.15	—

Class B (Inception 9/20/93)
NAV	13.30	0.86	5.15	6.86	—
With CDSC[1]	8.32	-3.48	4.87	6.86	—

Class C (Inception 3/2/98)
NAV	13.06	0.84	5.13	6.87	—
With CDSC[1]	12.06	-0.03	5.13	6.87	—

Class Y (Inception 2/29/08)
NAV	13.63	1.85	—	—	7.94%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index[2]	12.14	6.45	8.10	9.24	10.95
Morningstar High Yield Bond Fund Avg.[3]	11.44	4.62	5.67	7.42	8.11

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	2.1
Aa	1.1
A	7.1
Baaa	9.2
Ba	22.8
B	28.8
Caa and lower	10.8
Not Rated	5.5
Short-term and other	12.6
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	15.5
1-5 years	21.5
5-10 years	29.4
10+ years	33.6
Average Effective Maturity	10.4 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.15%	1.15%
B	1.90	1.90
C	1.90	1.90
Y	0.90	0.90

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

Investor optimism led most markets higher during the six-month period. U.S. economic data appeared to strengthen, and the European Central Bank’s (ECB’s) long-term refinancing operations created ample liquidity; markets responded positively. The resulting quest for yield squeezed credit spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tighter.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles International Bond Fund returned 3.77% at net asset value. The fund outperformed its benchmark, the Barclays Capital Global Aggregate, ex-USD Bond Index, which returned 0.80% for the period. The fund outperformed the 2.85% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

The fund’s overweight position in corporate bonds, and our security selection within this sector, drove the fund’s outperformance. In particular, our bias toward out-of-benchmark U.S.-dollar-pay corporates versus euro zone government bonds was additive to performance. Our selections in British-pound-denominated banking, communications and electric utilities issues were also favorable. From a currency perspective, an underweight position in yen and corresponding overweight positions in emerging market and peripheral currencies contributed to the fund’s outperformance. Specifically, holdings in the Colombian peso, Mexican peso, Singapore dollar and South Korean won aided results. Country allocation was another driver of outperformance, mainly due to an underweight position in Japan’s local markets and the fund’s overweight position in the out-of-benchmark U.S. local markets. Duration (price sensitivity to interest rate changes) and the fund’s positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also added to performance. In addition, favorable positioning in U.S. Treasuries contributed to results.

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The fund’s underweight position in the Australian dollar and overweight position in the Indonesian rupiah slightly detracted from relative performance during the period, as these currencies rallied with appreciation in commodity prices.

In terms of derivatives exposure, we traded foreign exchange forward contracts to acquire exposure to foreign currencies or to hedge the fund’s investments against currency fluctuations. We use foreign currency contracts as a part of our fixed-income currency strategy. During this period, the contracts had a positive impact on performance.

Outlook

We anticipate additional volatility in the coming months, which we plan to use to assess opportunities. Currently, growth challenges from a deteriorating outlook in Spain, higher oil prices and fears of a slowdown in China seem to be offsetting the positive effects of the ECB’s liquidity program for banks. In response, we have sought to reduce the fund’s risk exposure without reducing its yield, mostly by selective selling of higher-risk credits and replacing them with high-quality credits, such as U.S. Treasuries, reducing certain out-of-benchmark currency positions and maintaining the fund’s position in corporates.

Globally, investor sentiment remains challenged by the uncertain electoral and policy outcomes from the French elections, Spanish fiscal agony and doubts that the Bank of Japan is truly embracing a positive inflation target and quantitative easing. Domestically, we expect the U.S. recovery to be sustained, with gross domestic product growth of 2% or slightly higher in 2012. Economic data have been improving in recent months, and we believe there are more reasons to be positive than negative on the outlook. As the year progresses, we believe attention will shift from concerns in Europe to the U.S. political landscape and its fiscal ramifications. Ultimately, we expect a recovery in global growth, but currently too many policy risks loom for us to aggressively add growth-correlated positions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	3.77%	4.50%	6.14%
With 4.50% Maximum Sales Charge	-0.86	-0.22	4.98

Class C (Inception 2/1/08)
NAV	3.41	3.69	5.32
With CDSC[1]	2.49	2.77	5.32

Class Y (Inception 2/1/08)
NAV	3.89	4.77	6.39

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index[2]	0.80	3.70	4.53
Morningstar World Bond Fund Avg.[3]	2.85	4.20	5.02

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	37.3
Aa	30.7
A	9.9
Baaa	11.6
Ba	4.7
B	1.8
Short-term and other	4.0
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	4.8
1-5 years	30.5
5-10 years	39.4
10+ years	25.3
Average Effective Maturity	8.2 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.64%	1.10%
C	2.40	1.85
Y	1.36	0.85

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:*

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

*	Please note that effective 4/23/2012 John Hyll is no longer a manager of the fund. Christopher T. Harms and Kurt Wagner have joined Mr. Rowe as co-managers of the fund.

Market Conditions

Investors were generally upbeat during the six-month period, but markets experienced bouts of volatility stemming from events in Europe. During the first quarter of 2012, the negative news came less frequently, and Greek sovereign debt investors accepted a restructuring deal, which helped sustain the market rally. Domestic economic data generally improved, especially within the labor market and corporate sector. Late in the period, news that growth in China and other emerging market countries was slowing caused investors to be more cautious, and the market rally slowed.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 1.87% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 0.31% for the period. The fund also outperformed the 0.46% average return of the Morningstar Short Government category.

Explanation of Fund Performance

The commercial mortgage-backed securities sector generated strong returns during the period, and the fund’s large overweight in the sector, combined with prudent security selection, helped magnify the positive performance. Strong security selection in the fund’s out-of-benchmark allocation to mortgage-backed securities was another contributor to outperformance, as spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tightened due to diminishing risk concerns. In addition, a significant underweight in U.S. Treasuries contributed to the fund’s outperformance, as U.S. Treasury returns lagged during the period.

The fund’s underweight in agency securities detracted from performance, as the sector had strong returns. Security selection within the agency sector was also

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lackluster during the period. Additionally, the fund’s shorter-than-benchmark duration (price sensitivity to interest rate changes) hampered relative performance as the longer end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) tightened relative to the rather compressed short end of the curve.

Outlook

We expect intermittent volatility to persist throughout the year. Domestically, we believe the economic environment should gradually improve, as American corporations continue to perform well. Investor focus should return to the United States later in the year as the election season progresses. China’s slowing economy may have a negative effect on global growth. China and other emerging nations are attempting to rein in inflation and steer their economies toward a soft landing. Finally, we believe the euro zone will likely create uncertainty due to the questionable fiscal health of weaker member nations. Europe seems likely to slip into recession. Ultimately, we expect a recovery in global growth but currently too many policy risks looms for us to aggressively add growth-correlated positions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.87%	3.08%	4.98%	4.26%
With 3.00% Maximum Sales Charge	-1.21	-0.03	4.34	3.94

Class B (Inception 9/27/93)
NAV	1.40	2.23	4.18	3.48
With CDSC[1]	-3.60	-2.77	3.84	3.48

Class C (Inception 12/30/94)
NAV	1.49	2.32	4.20	3.51
With CDSC[1]	0.49	1.32	4.20	3.51

Class Y (Inception 3/31/94)
NAV	1.91	3.25	5.22	4.52

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index[2]	0.31	3.04	4.43	4.05
Morningstar Short Gov’t Fund Avg.[3]	0.46	2.16	3.54	3.26

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

15  |

Fund Composition	% of Net Assets as of 3/31/2012
Hybrid ARMs	23.3
Mortgage Related	20.6
Collateralized Mortgage Obligations	17.5
Commercial Mortgage-Backed Securities	14.3
Treasuries	14.2
Government Owned - No Guarantee	6.0
ABS Car Loan	0.7
ABS Credit Card	0.6
Government Guaranteed	0.4
ABS Home Equity	0.2
Short-term and Other	2.2

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	12.0
1-5 years	73.3
5-10 years	14.7
Average Effective Maturity	3.1 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.92%	0.85%
B	1.68	1.60
C	1.67	1.60
Y	0.67	0.60

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Gov’t Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,050.50	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.09
Class B
Actual	$1,000.00	$1,047.30	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.87
Class C
Actual	$1,000.00	$1,046.80	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.87
Class Y
Actual	$1,000.00	$1,052.20	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88

*	Expenses are equal to the Fund’s annualized expense ratio: 0.81%, 1.56%, 1.56% and 0.57% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  18

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,134.90	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B
Actual	$1,000.00	$1,133.00	$10.13
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C
Actual	$1,000.00	$1,130.60	$10.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class Y
Actual	$1,000.00	$1,136.30	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,037.70	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,034.10	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,038.90	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,018.70	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,014.00	$8.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class C
Actual	$1,000.00	$1,014.90	$8.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class Y
Actual	$1,000.00	$1,019.10	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 96.3% of Net Assets
	ABS Car Loan — 2.0%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,338,709
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	574,765
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	781,717
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,413,969
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,268,773
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,319,037
360,889	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	377,908
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,800,173
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	809,230
7,130,000	Santander Drive Auto Receivables Trust, Series 2012-1, Class 1A3, 1.490%, 10/15/2015	7,159,820

		18,844,101

	ABS Credit Card — 0.2%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,655,518
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	539,678

		2,195,196

	ABS Home Equity — 0.3%
551,160	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	520,903
2,313,304	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	2,355,869

		2,876,772

	ABS Other — 0.2%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,624,406

	Aerospace & Defense — 0.4%
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,628,000
1,915,000	Oshkosh Corp., 8.250%, 3/01/2017	2,077,775

		3,705,775

	Airlines — 0.1%
1,211,212	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,259,661

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Automotive — 2.3%
$7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	$8,167,725
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	542,359
3,880,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	4,299,556
880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	938,322
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,999,017
660,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	765,207
2,165,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	2,312,352
2,205,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	2,248,216

		21,272,754

	Banking — 5.4%
4,900,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	4,912,250
5,925,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	5,934,142
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,589,313
1,115,000	Citigroup, Inc., 6.125%, 5/15/2018	1,249,899
4,880,000	Citigroup, Inc., 6.500%, 8/19/2013	5,162,655
1,760,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,719,649
4,305,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	4,918,613
3,400,000	Hana Bank, 4.250%, 6/14/2017, 144A	3,516,416
4,785,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	5,535,336
3,650,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,057,701
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,048,493
4,180,000	Morgan Stanley, 5.750%, 1/25/2021	4,103,849
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,664,125
3,735,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,882,368

		50,294,809

	Building Materials — 0.5%
2,420,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,578,885
1,845,000	USG Corp., 6.300%, 11/15/2016	1,725,075

		4,303,960

	Chemicals — 1.2%
3,760,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	3,773,160
2,270,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	2,972,892
1,205,000	Methanex Corp., 5.250%, 3/01/2022	1,226,548
2,755,000	RPM International, Inc., 6.125%, 10/15/2019	3,016,507

		10,989,107

	Collateralized Mortgage Obligations — 0.6%
1,558,314	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.472%, 4/20/2035(b)	1,169,981
749,893	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.750%, 2/25/2037(b)	726,569
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,587,271

		5,483,821

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — 4.5%
$501,352	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.634%, 4/10/2049(b)	$512,560
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.818%, 4/10/2049(b)	1,837,618
2,680,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	3,021,531
223,664	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	223,591
854,908	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.853%, 6/11/2040(b)	886,974
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.885%, 12/10/2049(b)	786,911
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.276%, 12/10/2049(b)	1,157,751
253,770	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	253,673
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,705,057
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.967%, 9/15/2039(b)	3,742,980
986,751	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	990,561
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.081%, 7/10/2038(b)	481,428
2,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	2,200,840
890,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	987,630
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,285,843
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,946,236
592,647	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	593,187
1,920,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,122,980
2,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	2,685,830
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,199,929
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.817%, 6/11/2042(b)	350,633

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(b)	$1,384,690
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,309,996
3,090,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,336,363

		42,004,792

	Construction Machinery — 0.1%
1,035,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	1,097,100

	Consumer Cyclical Services — 0.0%
360,000	Service Corp. International, 7.000%, 5/15/2019	389,700

	Consumer Products — 0.5%
3,185,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,239,655
1,546,000	Whirlpool Corp., 6.500%, 6/15/2016	1,713,892

		4,953,547

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,208,238
1,420,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	1,451,950
4,045,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	4,105,675

		6,765,863

	Electric — 1.1%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	228,975
1,440,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	1,602,000
1,535,000	Enersis S.A., 7.375%, 1/15/2014	1,665,060
2,370,000	Florida Power & Light Co., 4.125%, 2/01/2042	2,322,638
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,004,950
2,945,000	TransAlta Corp., 4.750%, 1/15/2015	3,141,782

		9,965,405

	Financial Other — 0.1%
1,100,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	1,102,582

	Food & Beverage — 0.5%
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,508,006
1,205,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	1,262,238
1,675,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	1,771,312

		4,541,556

	Government Owned — No Guarantee — 3.6%
5,700,000	CEZ A.S., 5.625%, 4/03/2042, 144A	5,744,175
2,620,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	2,574,881
3,450,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	3,605,250
4,100,000	Korea Development Bank, 4.000%, 9/09/2016	4,273,688
5,990,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	5,977,080
3,060,000	Petrobras International Finance Co., 6.750%, 1/27/2041	3,548,881
3,095,000	Petrobras International Finance Co., 6.875%, 1/20/2040	3,636,226
1,000,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	1,033,800
2,360,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	2,896,900

		33,290,881

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Healthcare — 1.1%
$1,725,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	$1,846,126
3,865,000	HCA, Inc., 7.500%, 2/15/2022	4,116,225
575,000	HCA, Inc., 7.500%, 12/15/2023	549,125
1,785,000	Medco Health Solutions, 7.250%, 8/15/2013	1,914,727
2,195,000	PerkinElmer, Inc., 5.000%, 11/15/2021	2,292,067

		10,718,270

	Home Construction — 0.2%
2,230,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	2,363,800

	Hybrid ARMs — 0.1%
365,458	FHLMC, 6.006%, 11/01/2036(b)	388,173
218,244	FNMA, 2.250%, 2/01/2037(b)	232,097

		620,270

	Independent Energy — 1.5%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,798,519
3,020,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	3,588,415
1,835,000	Denbury Resources, Inc., 6.375%, 8/15/2021	1,940,513
2,370,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	2,497,388
2,715,000	Newfield Exploration Co., 5.750%, 1/30/2022	2,843,962
1,670,000	Range Resources Corp., 5.000%, 8/15/2022	1,649,125

		14,317,922

	Industrial Other — 1.2%
2,035,000	Berau Coal Energy Tbk PT, 7.250%, 3/13/2017, 144A	2,045,175
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,400,800
3,065,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	3,078,452
2,650,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	2,915,620
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,712,225

		11,152,272

	Media Cable — 1.2%
1,175,000	Cablevision Systems Corp., 7.750%, 4/15/2018	1,227,875
2,195,000	Cablevision Systems Corp., 8.000%, 4/15/2020	2,321,212
1,070,000	Cox Communications, Inc., 5.450%, 12/15/2014	1,189,471
4,515,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	4,690,575
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,700,940

		11,130,073

	Media Non-Cable — 0.4%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,467,813
1,065,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	1,166,175
1,310,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,270,700

		3,904,688

	Metals & Mining — 0.9%
2,090,000	Alcoa, Inc., 6.150%, 8/15/2020	2,249,835
525,000	APERAM, 7.375%, 4/01/2016, 144A	511,949
3,465,000	ArcelorMittal, 6.750%, 3/01/2041	3,247,114
485,000	ArcelorMittal, 7.000%, 10/15/2039	463,241

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Metals & Mining — continued
$400,000	United States Steel Corp., 6.650%, 6/01/2037	$336,000
1,480,000	United States Steel Corp., 7.375%, 4/01/2020	1,509,600

		8,317,739

	Mortgage Related — 16.2%
24,029,439	FHLMC, 4.000%, with various maturities in 2041(c)	25,174,159
13,099,045	FHLMC, 4.500%, with various maturities from 2034 to 2039(c)	13,898,992
917,774	FHLMC, 5.000%, with various maturities from 2018 to 2038(c)	988,949
13,054,031	FHLMC, 5.500%, with various maturities from 2018 to 2040(c)	14,208,073
71,956	FHLMC, 6.000%, 6/01/2035	80,481
35,428,071	FNMA, 4.000%, with various maturities from 2019 to 2041(c)	37,212,320
16,456,675	FNMA, 4.500%, with various maturities from 2039 to 2041(c)	17,550,168
17,029,887	FNMA, 5.000%, with various maturities from 2033 to 2037(c)	18,436,007
14,001,340	FNMA, 5.500%, with various maturities from 2018 to 2039(c)	15,286,289
3,098,947	FNMA, 6.000%, with various maturities from 2016 to 2039(c)	3,433,672
163,722	FNMA, 6.500%, with various maturities from 2029 to 2036(c)	186,052
110,899	FNMA, 7.000%, with various maturities in 2030(c)	128,560
117,679	FNMA, 7.500%, with various maturities from 2024 to 2032(c)	140,563
632,633	GNMA, 5.000%, 4/15/2038	699,467
2,606,071	GNMA, 5.500%, with various maturities from 2038 to 2039(c)	2,916,366
374,313	GNMA, 6.000%, with various maturities from 2029 to 2038(c)	423,430
259,631	GNMA, 6.500%, with various maturities from 2028 to 2032(c)	301,823
163,412	GNMA, 7.000%, with various maturities from 2025 to 2029(c)	189,939
57,275	GNMA, 7.500%, with various maturities from 2025 to 2030(c)	67,300
19,819	GNMA, 8.000%, 11/15/2029	21,005
68,951	GNMA, 8.500%, with various maturities from 2017 to 2023(c)	70,500
10,903	GNMA, 9.000%, with various maturities in 2016(c)	11,751
16,842	GNMA, 11.500%, with various maturities from 2013 to 2015(c)	16,963

		151,442,829

	Non-Captive Consumer — 1.5%
1,825,000	HSBC Finance Corp., 7.000%, 5/15/2012	1,838,182
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	333,052
9,280,000	SLM Corp., MTN, 6.250%, 1/25/2016	9,651,200
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	357,875
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	30,531
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	115,172
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	56,101
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,141
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,265,525

		13,683,779

	Non-Captive Diversified — 3.6%
1,880,000	Ally Financial, Inc., 5.500%, 2/15/2017	1,882,235
4,610,000	Ally Financial, Inc., 6.250%, 12/01/2017	4,747,088
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,335,128
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,700,100
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,217,897
6,950,000	General Electric Capital Corp., 2.250%, 11/09/2015	7,142,668

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Non-Captive Diversified — continued
$3,610,000	General Electric Capital Corp., 5.300%, 2/11/2021	$3,909,749
6,930,000	International Lease Finance Corp., 5.750%, 5/15/2016	6,922,231
1,170,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,154,882
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	210,638
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	40,250
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	202,500
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	844,525

		33,309,891

	Oil Field Services — 2.6%
4,505,000	Nabors Industries, Inc., 4.625%, 9/15/2021	4,700,098
4,285,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	4,177,875
4,020,000	Parker Drilling Co., 9.125%, 4/01/2018	4,261,200
2,540,000	Rowan Cos., Inc., 5.000%, 9/01/2017	2,704,013
6,765,000	Transocean, Inc., 4.950%, 11/15/2015	7,233,524
1,005,000	Weatherford International Ltd., 5.950%, 4/15/2042	997,874

		24,074,584

	Paper — 1.2%
1,240,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022, 144A	1,269,331
1,850,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	1,927,661
2,005,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,445,605
3,305,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	4,118,291
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	935,648
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	492,401

		11,188,937

	Pharmaceuticals — 0.7%
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	607,500
215,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	209,088
4,130,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	4,160,975
1,310,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	1,296,900

		6,274,463

	Pipelines — 1.4%
6,970,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	7,033,385
2,050,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	2,162,750
3,765,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,995,606

		13,191,741

	Property & Casualty Insurance — 1.3%
6,220,000	Berkshire Hathaway, Inc., 1.900%, 1/31/2017	6,291,163
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,194,372
3,250,000	Willis North America, Inc., 6.200%, 3/28/2017	3,636,721
555,000	Willis North America, Inc., 7.000%, 9/29/2019	642,046

		11,764,302

	Railroads — 0.1%
1,325,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/2041	1,351,072

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Refining — 0.6%
$5,480,000	Phillips 66, 5.875%, 5/01/2042, 144A	$5,613,805

	Sovereigns — 0.4%
3,018,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	3,636,690

	Technology — 2.3%
250,000	Amphenol Corp., 4.000%, 2/01/2022	251,619
3,745,000	Amphenol Corp., 4.750%, 11/15/2014	4,068,066
2,635,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	2,766,750
495,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	545,737
2,461,000	Equifax, Inc., 7.000%, 7/01/2037	2,868,714
4,140,000	Fiserv, Inc., 3.125%, 10/01/2015	4,274,231
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	73,259
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	404,041
1,335,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,452,017
4,050,000	Tencent Holdings Ltd., 4.625%, 12/12/2016, 144A	4,075,677
279,000	Xerox Corp., 5.500%, 5/15/2012	280,422

		21,060,533

	Tobacco — 0.6%
4,900,000	Reynolds American, Inc., 7.250%, 6/15/2037	5,716,335

	Transportation Services — 0.1%
790,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	856,480

	Treasuries — 27.4%
32,275,000	U.S. Treasury Bond, 3.750%, 8/15/2041	34,892,309
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,286,114
3,005,000	U.S. Treasury Bond, 4.375%, 5/15/2040	3,611,166
570,000	U.S. Treasury Bond, 4.375%, 5/15/2041	685,247
1,475,000	U.S. Treasury Bond, 4.500%, 2/15/2036	1,795,352
1,665,000	U.S. Treasury Bond, 4.750%, 2/15/2041	2,122,094
85,282,000	U.S. Treasury Note, 0.875%, 2/28/2017	84,682,382
20,050,000	U.S. Treasury Note, 1.250%, 2/15/2014	20,389,126
12,470,000	U.S. Treasury Note, 1.875%, 8/31/2017	12,925,928
35,350,000	U.S. Treasury Note, 2.000%, 2/15/2022	34,670,608
1,155,000	U.S. Treasury Note, 2.125%, 8/15/2021	1,154,188
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020(d)	14,249,736
560,000	U.S. Treasury Note, 2.750%, 10/31/2013	581,416
24,005,000	U.S. Treasury Note, 3.125%, 5/15/2021	26,127,954
11,505,000	U.S. Treasury Note, 3.625%, 2/15/2021(e)	13,024,017

		255,197,637

	Wireless — 2.0%
1,915,000	American Tower Corp., 4.625%, 4/01/2015	2,039,804
2,890,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	3,150,100
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,000
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,650
895,000	NII Capital Corp., 7.625%, 4/01/2021	874,863
2,325,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	2,720,436
7,885,000	Sprint Capital Corp., 6.875%, 11/15/2028	6,032,025
3,499,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	3,596,972

		18,438,850

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Wirelines — 3.4%
$6,440,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	$5,248,600
3,995,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	3,825,213
6,553,000	Embarq Corp., 7.995%, 6/01/2036	6,623,536
4,480,000	Frontier Communications Corp., 7.875%, 4/15/2015	4,816,000
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,433,250
1,220,000	Frontier Communications Corp., 8.250%, 4/15/2017	1,311,500
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	402,550
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,204,594
6,045,000	Windstream Corp., 7.500%, 4/01/2023	6,226,350

		32,091,593

	Total Bonds and Notes (Identified Cost $875,459,536)	898,380,343

Shares
Preferred Stocks — 0.2%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	252,083

	Non-Captive Diversified — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,479,549
532	Ally Financial, Inc., Series G, 7.000%, 144A	443,206

		1,922,755

	Total Preferred Stocks (Identified Cost $2,068,801)	2,174,838

Principal Amount
Short-Term Investments — 4.1%
$37,736,788	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $37,736,788 on 4/02/2012 collateralized by $38,205,000 Federal Home Loan Mortgage Corp., 0.750% due 11/25/2014 valued at $38,491,538 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $37,736,788)	37,736,788

	Total Investments — 100.6% (Identified Cost $915,265,125)(a)	938,291,969
	Other assets less liabilities — (0.6)%	(5,781,853)

	Net Assets — 100.0%	$932,510,116

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $916,203,861 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,597,552
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,509,444)

	Net unrealized appreciation	$22,088,108

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts.
(e)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $123,844,641 or 13.3% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	6/20/2012	Euro	20,385,000	$27,198,637	$(442,955)

1 Counterparty is Credit Suisse.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	27.4%
Mortgage Related	16.2
Banking	5.4
Commercial Mortgage-Backed Securities	4.5
Non-Captive Diversified	3.8
Government Owned — No Guarantee	3.6
Wirelines	3.4
Oil Field Services	2.6
Automotive	2.3
Technology	2.3
ABS Car Loan	2.0
Wireless	2.0
Other Investments, less than 2% each	21.0
Short-Term Investments	4.1

Total Investments	100.6
Other assets less liabilities (including open forward foreign currency contracts)	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 79.4% of Net Assets

Non-Convertible Bonds — 68.6%
	ABS Car Loan — 0.2%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$355,178

	ABS Home Equity — 2.0%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.692%, 1/25/2036(b)	127,025
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.742%, 9/25/2035(b)	288,986
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.942%, 9/25/2033(b)	355,540
297,913	Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A, 2.814%, 10/25/2035(b)	210,717
135,070	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	100,928
229,325	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.512%, 4/25/2035(b)	146,632
550,224	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.312%, 12/25/2046(b)	250,992
105,033	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.901%, 12/25/2034(b)	78,013
145,944	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.297%, 3/25/2036(b)	102,336
213,195	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	188,860
447,458	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	363,908
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.762%, 3/25/2035(b)	142,845
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.692%, 6/25/2035(b)	182,321
153,075	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.959%, 5/25/2036(b)	123,933
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.742%, 7/25/2035(b)	332,597
160,616	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.892%, 12/26/2034(b)	117,496
146,742	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.919%, 4/25/2047(b)	103,631

		3,216,760

	ABS Other — 0.3%
517,367	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	517,275

	Airlines — 0.3%
105,000	Air Canada, 9.250%, 8/01/2015, 144A	102,375
30,000	Air Canada, 12.000%, 2/01/2016, 144A	26,550

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,836	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	$19,836
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	199,180
173,446	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	176,355

		524,296

	Banking — 4.0%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,966,540
11,260,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	1,266,688
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	623,169
1,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,032,435
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	946,309
200,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	248,335
400,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	384,172

		6,467,648

	Building Materials — 3.0%
50,000	Masco Corp., 6.500%, 8/15/2032	47,081
360,000	Masco Corp., 7.125%, 3/15/2020	384,865
345,000	Masco Corp., 7.750%, 8/01/2029	355,844
845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	878,800
265,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	266,656
2,955,000	USG Corp., 6.300%, 11/15/2016	2,762,925
100,000	USG Corp., 8.375%, 10/15/2018, 144A	102,500
75,000	USG Corp., 9.750%, 1/15/2018	74,437

		4,873,108

	Chemicals — 1.6%
1,270,000	Hercules, Inc., 6.500%, 6/30/2029	1,009,650
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	879,750
420,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	436,800
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)(d)(g)	292,000

		2,618,200

	Collateralized Mortgage Obligations — 2.8%
346,623	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.502%, 1/25/2036(b)	220,300
162,274	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.563%, 10/25/2034(b)	114,813
376,307	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.240%, 9/25/2045(b)	295,747
381,155	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.382%, 3/25/2046(b)	259,273
79,920	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.002%, 2/25/2035(b)	70,075

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$305,987	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.661%, 11/25/2035(b)	$269,274
182,963	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 2.916%, 4/25/2035(b)	141,477
564,385	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.742%, 1/25/2036(b)(k)	347,065
588,350	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.362%, 7/25/2037(b)(e)	261,892
385,437	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.810%, 3/25/2035(b)	269,052
260,698	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.725%, 3/25/2035(b)	227,113
671,345	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.402%, 1/25/2047(b)	360,798
640,499	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	411,643
665,179	Residential Accredit Loans, Inc., Series 2006-QO7, Class 1A1, 0.959%, 9/25/2046(b)	298,280
589,601	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	385,452
477,971	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.119%, 8/25/2046(b)	221,912
651,782	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.482%, 1/25/2047(b)	266,961

		4,421,127

	Commercial Mortgage-Backed Securities — 1.2%
522,744	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.947%, 6/19/2035(b)	485,714
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.980%, 8/10/2045(b)	1,507,776

		1,993,490

	Construction Machinery — 0.3%
205,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	210,638
300,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	318,000

		528,638

	Consumer Cyclical Services — 0.6%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	882,338

	Consumer Products — 0.4%
740,000	Visant Corp., 10.000%, 10/01/2017	690,975

	Diversified Manufacturing — 0.3%
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	406,000

	Electric — 2.5%
19,102	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	20,248
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(f)	245,625
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(f)	117,900
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(f)	535,863

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,055,000	Edison Mission Energy, 7.625%, 5/15/2027	$625,087
1,395,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,133,995
200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	176,757
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(f)	36,400
515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	336,038
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	532,875
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	185,000

		3,945,788

	Food & Beverage — 0.8%
475,000	Del Monte Corp., 7.625%, 2/15/2019	472,625
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	364,000
500,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	457,900

		1,294,525

	Gaming — 2.7%
1,760,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	1,359,600
275,000	MGM Resorts International, 6.625%, 7/15/2015	282,563
1,360,000	MGM Resorts International, 7.500%, 6/01/2016	1,400,800
1,250,000	MGM Resorts International, 7.625%, 1/15/2017	1,290,625

		4,333,588

	Government Owned — No Guarantee — 0.9%
900,000	DP World Ltd., 6.850%, 7/02/2037, 144A	868,500
4,800,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	527,244

		1,395,744

	Healthcare — 2.0%
165,000	HCA, Inc., 7.050%, 12/01/2027	148,088
640,000	HCA, Inc., 7.500%, 12/15/2023	611,200
470,000	HCA, Inc., 7.690%, 6/15/2025	452,962
480,000	HCA, Inc., 8.360%, 4/15/2024	489,600
800,000	HCA, Inc., MTN, 7.580%, 9/15/2025	756,000
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	476,375
215,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	187,319
90,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	76,950

		3,198,494

	Home Construction — 6.1%
40,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	34,950
70,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	60,200
600,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	613,500
975,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	1,033,500
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	275,644
15,000	KB Home, 5.875%, 1/15/2015	14,775
25,000	KB Home, 6.250%, 6/15/2015	24,500
2,580,000	KB Home, 7.250%, 6/15/2018	2,476,800
1,850,000	Lennar Corp., 6.950%, 6/01/2018	1,961,000
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,445,300

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$495,000	Pulte Group, Inc., 6.375%, 5/15/2033	$398,475
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	352,450
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	73,500

		9,764,594

	Hybrid ARMs — 0.1%
387,281	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.925%, 4/25/2035(b)	189,161

	Independent Energy — 0.7%
785,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	785,000
360,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	354,600

		1,139,600

	Life Insurance — 0.6%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	910,310

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	180,900

	Media Non-Cable — 3.0%
1,060,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	938,100
340,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	337,450
2,275,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	2,366,000
1,100,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,067,000
75,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	74,625

		4,783,175

	Metals & Mining — 2.1%
780,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	709,800
700,000	ArcelorMittal, 6.750%, 3/01/2041	655,983
420,000	Arch Coal, Inc., 7.250%, 6/15/2021, 144A	387,450
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	36,137
1,845,000	United States Steel Corp., 6.650%, 6/01/2037	1,549,800

		3,339,170

	Non-Captive Consumer — 2.8%
1,605,000	Residential Capital LLC, 9.625%, 5/15/2015	1,364,250
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,512,000
2,000,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,560,000

		4,436,250

	Non-Captive Diversified — 2.1%
240,000	Aircastle Ltd., 7.625%, 4/15/2020, 144A	240,000
1,620,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,786,050
1,045,000	International Lease Finance Corp., 8.625%, 1/15/2022	1,161,693
100,000	iStar Financial, Inc., 5.850%, 3/15/2017	87,750
135,000	iStar Financial, Inc., 5.875%, 3/15/2016	120,994
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	14,287

		3,410,774

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.6%
$800,000	OGX Petroleo e Gas Participacoes S.A, 8.375%, 4/01/2022, 144A	$808,000
200,000	OGX Petroleo e Gas Participacoes S.A, 8.500%, 6/01/2018, 144A	207,800

		1,015,800

	Packaging — 1.1%
1,800,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.500%, 2/15/2021, 144A	1,692,000

	Pharmaceuticals — 0.4%
140,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	136,150
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	524,700

		660,850

	Pipelines — 0.6%
210,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	202,647
105,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	90,105
785,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	626,038

		918,790

	Retailers — 1.4%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	37,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	428,475
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	198,850
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	35,088
245,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	239,181
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,292,400

		2,231,394

	Sovereigns — 0.9%
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,472,924

	Supermarkets — 1.0%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	773,550
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	518,175

		1,559,475

	Supranational — 2.0%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,099,564
180,450	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	240,075
180,450	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	240,171
11,160,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)(h)	1,008,476
700,000,000	International Bank for Reconstruction & Development, GMTN, 2.300%, 2/26/2013, (KRW)	613,724

		3,202,010

	Technology — 2.4%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	861,100
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,510,225
1,460,000	First Data Corp., 8.250%, 1/15/2021, 144A	1,427,150

		3,798,475

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Textile — 1.4%
$2,605,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	$1,986,313
175,000	Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	171,281

		2,157,594

	Transportation Services — 0.4%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	189,750
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	424,800

		614,550

	Treasuries — 5.1%
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	180,436
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	430,137
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,070,786
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	78,067
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	76,925
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	72,637
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,669,307
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	242,419
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	2,985,257
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	38,190
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	308,618

		8,152,779

	Wireless — 3.6%
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	670,500
1,595,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	1,571,075
4,236,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,240,540
5,000	Sprint Capital Corp., 6.900%, 5/01/2019	4,325
285,000	Sprint Capital Corp., 8.750%, 3/15/2032	244,387

		5,730,827

	Wirelines — 4.2%
665,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	541,975
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	104,000
1,105,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	1,031,794
1,070,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,037,900
940,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	970,550
1,910,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,995,950
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	325,590
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	267,597
300,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	369,036
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	22,000
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	13,500

		6,679,892

	Total Non-Convertible Bonds (Identified Cost $108,193,053)	109,704,466

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 10.8%
	Automotive — 2.5%
$1,465,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(i)	$1,221,443
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,789,600

		4,011,043

	Diversified Manufacturing — 0.9%
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,444,250

	Home Construction — 0.1%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	81,900

	Metals & Mining — 0.2%
210,000	Peabody Energy Corp., 4.750%, 12/15/2066	199,500
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	187,069

		386,569

	Pharmaceuticals — 1.8%
1,365,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	1,346,231
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,570,363

		2,916,594

	Technology — 5.0%
4,155,000	Ciena Corp., 0.875%, 6/15/2017	3,651,206
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	163,669
40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	45,150
2,930,000	Intel Corp., 2.950%, 12/15/2035	3,369,500
620,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	657,975
80,000	SanDisk Corp., 1.500%, 8/15/2017	94,700

		7,982,200

	Textile — 0.3%
420,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	410,025

	Total Convertible Bonds (Identified Cost $15,203,050)	17,232,581

	Total Bonds and Notes (Identified Cost $123,396,103)	126,937,047

Senior Loans — 0.4%
	Media Non-Cable — 0.2%
316,608	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	170,652
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(f)(j)	146,028

		316,680

	Wirelines — 0.2%
369,221	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	303,171

	Total Senior Loans (Identified Cost $1,007,580)	619,851

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

Preferred Stocks — 5.0%
Convertible Preferred Stocks — 3.4%
	Automotive — 1.1%
41,200	General Motors Co., Series B, 4.750%	$1,724,220
2,500	Goodyear Tire & Rubber Co. (The), 5.875%	103,575

		1,827,795

	Banking — 0.0%
25	Bank of America Corp., Series L, 7.250%	24,472

	Construction Machinery — 0.1%
2,213	United Rentals Trust I, 6.500%	119,364

	Consumer Products — 1.6%
55,115	Newell Financial Trust I, 5.250%	2,604,184

	Pipelines — 0.6%
20,675	El Paso Energy Capital Trust I, 4.750%	953,117

	Total Convertible Preferred Stocks (Identified Cost $5,285,816)	5,528,932

Non-Convertible Preferred Stocks — 1.6%
	Non-Captive Diversified — 1.6%
940	Ally Financial, Inc., Series G, 7.000%, 144A	783,108
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,709,635

		2,492,743

	Total Non-Convertible Preferred Stocks (Identified Cost $2,841,445)	2,492,743

	Total Preferred Stocks (Identified Cost $8,127,261)	8,021,675

Common Stocks — 2.6%
	Automobiles — 0.4%
53,720	Ford Motor Co.	670,963

	Chemicals — 0.0%
1,087	Ashland, Inc.	66,372

	Diversified Telecommunication Services — 0.0%
593	Hawaiian Telcom Holdco, Inc.(g)	10,223

	Household Durables — 0.3%
46,500	KB Home	413,850

	Media — 0.0%
1,835	SuperMedia, Inc.(g)	4,386

	Oil, Gas & Consumable Fuels — 0.7%
35,176	El Paso Corp.	1,039,451

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 1.2%
6,875	Merck & Co., Inc.	$264,000
31,106	Valeant Pharmaceuticals International, Inc.(g)	1,670,081

		1,934,081

	Total Common Stocks (Identified Cost $2,254,651)	4,139,326

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(d)(g) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 11.3%
101,349	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	134,922
$17,978,729	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012, at 0.000% to be repurchased at $17,978,729 on 4/02/2012 collateralized by $17,385,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $18,341,175 including accrued interest (Note 2 of Notes to Financial Statements)	17,978,729

	Total Short-Term Investments (Identified Cost $18,115,179)	18,113,651

	Total Investments — 98.7% (Identified Cost $152,900,774)(a)	157,831,550
	Other assets less liabilities — 1.3%	2,103,615

	Net Assets — 100.0%	$159,935,165

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $152,958,872 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,556,306
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,683,628)

	Net unrealized appreciation	$4,872,678

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	Illiquid security. At March 31, 2012, the value of these securities amounted to $518,150 or 0.3% of net assets.
(d)	Fair valued security by the Fund’s investment adviser. At March 31, 2012, the value of these securities amounted to $292,000 or 0.2% of net assets.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

(e)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Issuer has filed for bankruptcy.
(k)	The issuer is making partial payments with respect to principal.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $24,966,230 or 15.6% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	4/30/2012	Euro	500,000	$666,926	$12,241
Sell	4/30/2012	Euro	350,000	466,848	661
Sell	4/30/2012	Euro	3,140,000	4,188,297	(85,311)

Total					$(72,409)

1 Counterparty is Barclays.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Technology	7.4%
Home Construction	6.2
Treasuries	5.1
Wirelines	4.4
Banking	4.0
Non-Captive Diversified	3.7
Automotive	3.6
Wireless	3.6
Pharmaceuticals	3.4
Media Non-Cable	3.2
Building Materials	3.0
Non-Captive Consumer	2.8
Collateralized Mortgage Obligations	2.8
Gaming	2.7
Electric	2.5
Metals & Mining	2.3
Consumer Products	2.0
ABS Home Equity	2.0
Supranational	2.0
Healthcare	2.0
Other Investments, less than 2% each	18.7
Short-Term Investments	11.3

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 95.9% of Net Assets
	Brazil — 2.2%
$119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	$125,700
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	138,547
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	203,000

		467,247

	Canada — 4.8%
95,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	108,960
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	175,347
85,000	Methanex Corp., 5.250%, 3/01/2022	86,520
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	215,679
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	285,274
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	106,842
60,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	64,170

		1,042,792

	Colombia — 0.4%
160,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	95,110

	Denmark — 0.6%
645,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	129,844

	Finland — 0.2%
35,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	49,595

	France — 2.0%
50,000	Alstom S.A., 4.125%, 2/01/2017, (EUR)	70,116
150,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	171,168
100,000	Klepierre, EMTN, 4.000%, 4/13/2017, (EUR)	137,401
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	67,685

		446,370

	Germany — 19.3%
705,000	Bundesobligation, 1.250%, 10/14/2016, (EUR)	962,119
300,000	Bundesobligation, 2.250%, 4/10/2015, (EUR)	422,776
480,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	713,156
705,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	1,064,843
440,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	668,230
220,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	373,002

		4,204,126

	Ireland — 0.8%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	178,778

	Italy — 1.7%
100,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	146,937
100,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	110,833
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	104,986

		362,756

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Japan — 26.2%
104,000,000	Development Bank of Japan, 1.700%, 9/20/2022, (JPY)	$1,334,981
47,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	578,755
83,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	1,015,596
80,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	1,012,867
44,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2021, (JPY)	550,925
85,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	1,100,106
9,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	115,409

		5,708,639

	Korea — 0.4%
3,600,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	82,632

	Luxembourg — 0.3%
50,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	73,187

	Malaysia — 0.6%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	125,320

	Mexico — 3.3%
100,000	America Movil SAB de CV, EMTN, 4.125%, 10/25/2019, (EUR)	144,520
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	130,400
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	119,583
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	327,012

		721,515

	Netherlands — 5.3%
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	58,223
30,000	Fresenius Finance BV, 4.250%, 4/15/2019, 144A, (EUR)	39,811
610,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)	939,739
50,000	Koninklijke KPN NV, GMTN, 5.625%, 9/30/2024, (EUR)	75,507
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	53,519

		1,166,799

	Norway — 2.1%
30,000	Eksportfinans ASA, 2.000%, 9/15/2015	26,617
2,205,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	429,543

		456,160

	Panama — 0.7%
150,000	Banco Latinoamericano de Comercio Exterior, S.A., 3.750%, 4/04/2017, 144A	149,813

	Philippines — 0.6%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	121,209

	Poland — 0.2%
50,000	Poland Government International Bond, 5.000%, 3/23/2022	52,701

	Singapore — 2.0%
135,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	108,930
360,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	293,865
40,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	33,456

		436,251

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	South Africa — 0.8%
150,000	Edcon Proprietary Ltd., 4.126%, 6/15/2014, 144A, (EUR)(c)	$176,048

	Supranationals — 2.5%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	540,105

	United Arab Emirates — 0.4%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	96,500

	United Kingdom — 8.1%
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	90,636
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	182,798
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	91,829
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	143,051
330,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	545,861
115,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	231,069
240,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	487,562

		1,772,806

	United States — 9.3%
85,000	American Tower Corp., 4.700%, 3/15/2022	85,683
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	137,611
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	89,283
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	173,153
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	71,779
45,000	HCA, Inc., 8.360%, 4/15/2024	45,900
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	213,663
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	139,758
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	185,028
130,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	213,281
100,000	Newmont Mining Corp., 3.500%, 3/15/2022	96,341
40,000	NII Capital Corp., 7.625%, 4/01/2021	39,100
75,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	72,938
35,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	34,650
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	133,689
100,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	159,969
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	134,388

		2,026,214

	Uruguay — 1.1%
4,018,221	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	230,910

	Total Bonds and Notes (Identified Cost $20,796,361)	20,913,427

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 0.7%
$155,263	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $155,263 on 4/02/2011 collateralized by $160,000 Federal Home Loan Bank, 0.360% due 5/16/2013 valued at $160,400 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $155,263)	$155,263

	Total Investments — 96.6% (Identified Cost $20,951,624)(a)	21,068,690
	Other assets less liabilities — 3.4%	731,769

	Net Assets — 100.0%	$21,800,459

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $21,009,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$620,370
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(561,122)

	Net unrealized appreciation	$59,248

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $1,657,853 or 7.6% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	6/28/2012	British Pound	156,000	$249,378	$(3,176)
Buy[2]	6/20/2012	Canadian Dollar	720,000	720,660	1,681
Buy[3]	6/21/2012	Malaysian Ringgit	290,000	94,176	(102)
Buy[1]	6/11/2012	South Korean Won	130,000,000	114,158	64
Buy[4]	6/11/2012	South Korean Won	53,430,000	46,919	(231)
Buy[1]	6/11/2012	South Korean Won	500,000,000	439,071	(2,333)
Buy[2]	6/06/2012	Swiss Franc	171,000	189,577	(1,497)

Total					$(5,594)

At March 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5/Units of Currency		Unrealized Appreciation (Depreciation)
6/12/2012	Norwegian Krone	1,255,000	Euro	168,411	$4,904

1 Counterparty is Barclays.

2 Counterparty is UBS AG.

3 Counterparty is JPMorgan Chase.

4 Counterparty is Credit Suisse.

5 Counterparty is Deutche Bank.

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	54.8%
Government Guaranteed	8.8
Banking	6.3
Wirelines	2.9
Supranational	2.5
Media Non-Cable	2.4
Local Authorities	2.3
Wireless	2.0
Other Investments, less than 2% each	13.9
Short-Term Investments	0.7

Total Investments	96.6
Other assets less liabilities (including open forward foreign currency contracts)	3.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Currency Exposure at March 31, 2012 (Unaudited)

Euro	37.6%
Japanese Yen	29.5
British Pound	11.3
United States Dollar	6.4
Canadian Dollar	2.1
Mexican Peso	2.0
Singapore Dollar	2.0
Norwegian Krone	2.0
Other, less than 2% each	3.7

Total Investments	96.6
Other assets less liabilities (including open forward foreign currency contracts)	3.4

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.8% of Net Assets
	ABS Car Loan — 0.7%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,409,353
298,978	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.692%, 8/15/2018, 144A(b)	299,069
2,000,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	2,009,234

		3,717,656

	ABS Credit Card — 0.6%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.412%, 12/15/2016(b)	986,639
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,266,647

		3,253,286

	ABS Home Equity — 0.2%
520,960	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	492,360
368,035	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	351,222

		843,582

	Collateralized Mortgage Obligations — 17.5%
306,665	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.180%, 5/15/2023(b)	316,142
199,686	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.320%, 8/15/2023(b)	204,353
1,554,553	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.642%, 11/15/2032(b)	1,553,970
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,248,301
130,598	Federal Home Loan Mortgage Corp., REMIC, Series 2901, Class UA, 5.000%, 1/15/2030	131,611
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,795,625
6,746,070	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.208%, 6/15/2048(b)	6,825,335
219,719	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.550%, 9/25/2022(b)	226,353
192,605	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.510%, 4/25/2024(b)	197,475
9,882,197	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.921%, 8/25/2038(b)(c)	9,972,680
160,602	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.560%, 4/25/2023(b)	164,787
1,705,457	FHLMC, 2.739%, 12/01/2034(b)	1,825,964
2,688,258	FHLMC, 5.001%, 3/01/2038(b)	2,844,863
3,563,139	FHLMC, 5.347%, 11/01/2038(b)	3,832,145

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	$6,643,902
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,654,247
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,656,268
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	711,357
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,615,758
7,809,669	FNMA, 2.408%, 7/01/2035(b)	8,318,435
9,403,150	FNMA, 2.465%, 4/01/2037(b)	10,013,815
7,240,106	FNMA, 3.485%, 7/01/2037(b)	7,675,722
2,204,873	FNMA, 3.684%, 9/01/2036(b)	2,330,157
1,113,639	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.591%, 12/07/2020(b)	1,117,737
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,343,053
1,987,553	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	1,990,654
6,588,774	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	6,613,482

		96,824,191

	Commercial Mortgage-Backed Securities — 14.3%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.818%, 4/10/2049(b)	1,958,659
1,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,691,156
4,645,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	5,003,445
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	407,492
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.885%, 12/10/2049(b)	1,710,675
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.276%, 12/10/2049(b)	1,701,894
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,500,829
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,840,310
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,736,843

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.081%, 7/10/2038(b)	$1,699,156
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,585,870
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,502,100
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,284,341
6,075,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	6,741,409
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	333,051
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,096,327
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,540,950
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,211,438
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,260,191
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,775,692
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,467,750
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	1,691,811
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,892,432
580,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	626,243

		79,260,064

	Government Guaranteed — 0.4%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,361,638

	Government Owned — No Guarantee — 6.0%
6,435,000	Federal Home Loan Mortgage Corp., 1.750%, 6/15/2012	6,455,991
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,492,154
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,502,007

		33,450,152

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — 23.3%
$3,468,718	FHLMC, 2.377%, 4/01/2036(b)	$3,624,711
3,687,412	FHLMC, 2.420%, 2/01/2036(b)	3,903,956
8,272,061	FHLMC, 2.433%, 2/01/2036(b)	8,748,572
2,801,721	FHLMC, 2.461%, 4/01/2035(b)	2,970,607
1,308,474	FHLMC, 2.496%, 2/01/2035(b)	1,373,446
8,004,368	FHLMC, 2.502%, 5/01/2037(b)	8,566,815
5,613,470	FHLMC, 2.529%, 9/01/2035(b)	5,996,186
4,877,270	FHLMC, 3.224%, 11/01/2036(b)	5,171,993
1,465,368	FHLMC, 3.441%, 4/01/2037(b)	1,559,993
1,127,802	FHLMC, 5.251%, 12/01/2037(b)	1,214,718
4,912,915	FHLMC, 5.472%, 4/01/2037(b)	5,221,099
1,437,760	FHLMC, 5.675%, 9/01/2038(b)	1,542,031
3,135,124	FHLMC, 5.931%, 6/01/2037(b)	3,325,938
4,173,621	FNMA, 2.125%, 7/01/2035(b)	4,416,438
497,848	FNMA, 2.250%, 2/01/2037(b)	529,449
1,587,771	FNMA, 2.294%, 9/01/2034(b)	1,669,338
898,137	FNMA, 2.310%, 12/01/2034(b)	948,139
2,477,014	FNMA, 2.310%, 1/01/2036(b)	2,605,863
5,208,062	FNMA, 2.347%, 8/01/2035(b)	5,502,698
12,797,889	FNMA, 2.390%, 10/01/2034(b)	13,533,087
3,808,845	FNMA, 2.390%, 6/01/2036(b)	4,019,861
2,101,399	FNMA, 2.430%, 8/01/2034(b)	2,239,994
5,017,654	FNMA, 2.432%, 10/01/2033(b)	5,318,537
1,016,120	FNMA, 2.445%, 4/01/2033(b)	1,075,247
3,327,852	FNMA, 2.537%, 6/01/2033(b)	3,504,560
880,730	FNMA, 2.568%, 8/01/2033(b)	931,743
2,759,858	FNMA, 2.903%, 2/01/2047(b)	2,938,909
868,725	FNMA, 3.129%, 8/01/2036(b)	925,148
5,271,090	FNMA, 3.223%, 6/01/2035(b)	5,559,083
6,673,828	FNMA, 5.433%, 6/01/2037(b)	7,059,918
12,316,310	FNMA, 5.779%, 9/01/2037(b)	13,312,486

		129,310,563

	Mortgage Related — 20.6%
12,974,069	FHLMC, 2.434%, 3/01/2037(b)	13,731,438
5,533,799	FHLMC, 4.000%, with various maturities from 2024 to 2025(d)	5,846,700
4,397,637	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	4,692,339
1,367,174	FHLMC, 5.500%, 10/01/2023	1,479,312
1,750,622	FHLMC, 6.000%, with various maturities from 2019 to 2021(d)	1,898,566
3,244,329	FHLMC, 6.500%, with various maturities from 2014 to 2034(d)	3,640,835
98,289	FHLMC, 7.000%, 2/01/2016	105,415
4,038	FHLMC, 7.500%, with various maturities from 2012 to 2026(d)	4,366
5,801	FHLMC, 8.000%, 9/01/2015	6,271
3,139	FHLMC, 10.000%, 7/01/2019	3,717
78,795	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	93,019
18,710,894	FNMA, 3.000%, with various maturities from 2026 to 2027(c)(d)	19,405,908
4,966,553	FNMA, 4.000%, with various maturities from 2018 to 2019(d)	5,303,731
6,169,957	FNMA, 4.500%, with various maturities from 2019 to 2025(d)	6,608,909

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$10,097,021	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	$10,932,468
2,403,653	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	2,633,215
8,073,605	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	8,751,837
2,228,759	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	2,515,599
36,231	FNMA, 7.000%, 12/01/2022	40,212
255,785	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	302,069
24,637	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	26,585
9,195,000	FNMA (TBA), 3.000%, 4/01/2027(e)	9,518,261
6,175,175	GNMA, 2.071%, 2/20/2061(b)	6,453,058
8,616,228	GNMA, 4.659%, 2/20/2062	9,657,189
54,702	GNMA, 6.000%, 12/15/2031	62,424
198,495	GNMA, 6.500%, 5/15/2031	231,352
225,262	GNMA, 7.000%, 10/15/2028	266,120
1,053	GNMA, 12.500%, 6/15/2014	1,060

		114,211,975

	Treasuries — 14.2%
15,060,000	U.S. Treasury Note, 0.625%, 7/15/2014	15,132,951
17,330,000	U.S. Treasury Note, 1.375%, 9/15/2012	17,424,778
45,445,000	U.S. Treasury Note, 1.750%, 4/15/2013	46,155,078

		78,712,807

	Total Bonds and Notes (Identified Cost $529,045,260)	541,945,914

Short-Term Investments — 3.7%
20,397,124	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $20,397,124 on 4/02/2012 collateralized by $20,500,000 Federal Farm Credit Bank, 1.625% due 12/24/2012 valued at $20,807,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,397,124)	20,397,124

	Total Investments — 101.5% (Identified Cost $549,442,384)(a)	562,343,038
	Other assets less liabilities — (1.5)%	(8,480,522)

	Net Assets — 100.0%	$553,862,516

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $551,150,060 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,887,500
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,694,522)

	Net unrealized appreciation	$11,192,978

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $299,069 or 0.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at March 31, 2012 (Unaudited)

Hybrid ARMs	23.3%
Mortgage Related	20.6
Collateralized Mortgage Obligations	17.5
Commercial Mortgage-Backed Securities	14.3
Treasuries	14.2
Government Owned — No Guarantee	6.0
Other Investments, less than 2% each	1.9
Short-Term Investments	3.7

Total Investments	101.5
Other assets less liabilities	(1.5)

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$877,528,337	$134,922,045	$20,796,361	$529,045,260
Repurchase agreement(s) at cost	37,736,788	17,978,729	155,263	20,397,124
Net unrealized appreciation	23,026,844	4,930,776	117,066	12,900,654

Investments at value	938,291,969	157,831,550	21,068,690	562,343,038
Cash	—	20,637	—	—
Foreign currency at value (identified cost $0, $0, $197,191 and $0)	—	—	197,884	—
Receivable for Fund shares sold	5,963,238	1,549,943	36,894	2,163,674
Receivable from investment adviser (Note 6)	—	—	17,434	—
Receivable for securities sold	5,644,530	722,713	552,614	—
Dividends and interest receivable	8,278,910	2,302,842	242,637	2,544,925
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	12,902	6,649	—
Tax reclaims receivable	—	11,871	1,736	—

TOTAL ASSETS	958,178,647	162,452,458	22,124,538	567,051,637

LIABILITIES
Payable for securities purchased	23,212,311	1,092,423	148,907	2,376,054
Payable for delayed delivery securities purchased (Note 2)	—	—	—	9,553,166
Payable for Fund shares redeemed	1,411,396	1,098,115	92,678	539,547
Unrealized depreciation on forward foreign currency contracts (Note 2)	442,955	85,311	7,339	—
Distributions payable	—	—	—	270,524
Management fees payable (Note 6)	295,419	75,839	—	187,152
Deferred Trustees’ fees (Note 6)	241,549	102,672	37,275	229,937
Administrative fees payable (Note 6)	34,774	6,091	865	21,193
Payable to distributor (Note 6d)	5,539	1,450	143	2,329
Other accounts payable and accrued expenses	24,588	55,392	36,872	9,219

TOTAL LIABILITIES	25,668,531	2,517,293	324,079	13,189,121

NET ASSETS	$932,510,116	$159,935,165	$21,800,459	$553,862,516

NET ASSETS CONSIST OF:
Paid-in capital	$900,447,126	$157,226,117	$21,742,748	$543,702,546
Distributions in excess of net investment income	(875,656)	(691,665)	(69,139)	(2,955,811)
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,354,757	(1,454,387)	10,331	215,127
Net unrealized appreciation on investments and foreign currency translations	22,583,889	4,855,100	116,519	12,900,654

NET ASSETS	$932,510,116	$159,935,165	$21,800,459	$553,862,516

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities (continued)

March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$341,616,680	$72,075,877	$8,564,871	$298,602,152

Shares of beneficial interest	26,525,273	16,258,034	850,288	25,037,040

Net asset value and redemption price per share	$12.88	$4.43	$10.07	$11.93

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.49	$4.64	$10.54	$12.30

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,699,965	$658,186	$—	$9,282,022

Shares of beneficial interest	208,854	147,977	—	779,089

Net asset value and offering price per share	$12.93	$4.45	$—	$11.91

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$205,649,913	$16,426,636	$6,296,379	$74,346,338

Shares of beneficial interest	15,961,571	3,696,643	629,494	6,228,596

Net asset value and offering price per share	$12.88	$4.44	$10.00	$11.94

Class Y shares:
Net assets	$382,543,558	$70,774,466	$6,939,209	$171,632,004

Shares of beneficial interest	29,515,526	15,973,084	689,079	14,346,598

Net asset value, offering and redemption price per share	$12.96	$4.43	$10.07	$11.96

See accompanying notes to financial statements.

57  |

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$15,505,419	$4,674,927	$359,842	$6,402,667
Dividends	100,665	254,021	—	—
Less net foreign taxes withheld	(9,793)	(1,083)	(115)	—

	15,596,291	4,927,865	359,727	6,402,667

Expenses
Management fees (Note 6)	1,385,892	422,418	65,029	1,147,948
Service and distribution fees (Note 6)	1,254,542	164,338	46,737	779,398
Administrative fees (Note 6)	162,547	32,455	4,999	117,929
Trustees’ fees and expenses (Note 6)	2,092	4,465	6,240	1,943
Transfer agent fees and expenses (Note 6)	275,275	97,097	9,512	224,534
Audit and tax services fees	23,923	23,693	24,045	24,028
Custodian fees and expenses	19,688	16,415	23,206	16,220
Legal fees	4,203	987	177	3,632
Registration fees	82,899	56,288	43,280	53,650
Shareholder reporting expenses	28,014	14,046	2,985	25,624
Miscellaneous expenses	9,850	4,864	3,324	9,446

Total expenses	3,248,925	837,066	229,534	2,404,352
Less waiver and/or expense reimbursement (Note 6)	—	(39,101)	(90,673)	(90,533)

Net expenses	3,248,925	797,965	138,861	2,313,819

Net investment income	12,347,366	4,129,900	220,866	4,088,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,267,092	(1,722,920)	197,514	1,683,241
Foreign currency transactions	1,580,921	301,821	(95,925)	—
Net change in unrealized appreciation (depreciation) on:
Investments	10,127,014	14,606,720	132,407	3,054,248
Foreign currency translations	(1,038,504)	(278,463)	212,330	—

Net realized and unrealized gain on investments and foreign currency transactions	20,936,523	12,907,158	446,326	4,737,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,283,889	$17,037,058	$667,192	$8,826,337

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$12,347,366	$15,808,339	$4,129,900	$ 9,114,367
Net realized gain (loss) on investments and foreign currency transactions	11,848,013	12,668,941	(1,421,099)	13,134,551
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,088,510	(13,172,679)	14,328,257	(24,069,928)

Net increase (decrease) in net assets resulting from operations	33,283,889	15,304,601	17,037,058	(1,821,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,421,055)	(9,722,337)	(2,615,077)	(4,818,304)
Class B	(50,423)	(140,826)	(25,252)	(55,282)
Class C	(2,954,951)	(4,743,579)	(598,345)	(1,092,134)
Class Y	(4,949,323)	(3,422,261)	(2,515,029)	(4,173,442)
Net realized capital gains
Class A	(4,420,850)	—	(5,086,896)	—
Class B	(45,406)	—	(56,566)	—
Class C	(2,475,931)	—	(1,334,655)	—
Class Y	(2,888,998)	—	(4,826,965)	—

Total distributions	(24,206,937)	(18,029,003)	(17,058,785)	(10,139,162)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	401,530,548	112,969,587	45,511,583	(32,012,862)

Net increase (decrease) in net assets	410,607,500	110,245,185	45,489,856	(43,973,034)
NET ASSETS
Beginning of the period	521,902,616	411,657,431	114,445,309	158,418,343

End of the period	$932,510,116	$521,902,616	$159,935,165	$114,445,309

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(875,656)	$1,152,730	$(691,665)	$ 932,138

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$220,866	$554,267	$4,088,848	$5,442,750
Net realized gain on investments and foreign currency transactions	101,589	2,521,734	1,683,241	3,687,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	344,737	(2,686,191)	3,054,248	(2,532,547)

Net increase in net assets resulting from operations	667,192	389,810	8,826,337	6,598,142

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(710,644)	(571,142)	(3,820,407)	(5,000,378)
Class B	—	—	(96,521)	(124,663)
Class C	(525,103)	(182,583)	(684,213)	(990,378)
Class Y	(306,789)	(143,686)	(1,939,290)	(2,328,759)
Net realized capital gains
Class A	(306,969)	(229,358)	(98,584)	(1,500,749)
Class B	—	—	(3,508)	(29,955)
Class C	(237,383)	(79,673)	(24,502)	(583,534)
Class Y	(116,763)	(24,156)	(43,423)	(770,404)

Total distributions	(2,203,651)	(1,230,598)	(6,710,448)	(11,328,820)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(945,619)	(8,686,919)	47,447,096	168,885,860

Net increase (decrease) in net assets	(2,482,078)	(9,527,707)	49,562,985	164,155,182
NET ASSETS
Beginning of the period	24,282,537	33,810,244	504,299,531	340,144,349

End of the period	$21,800,459	$24,282,537	$553,862,516	$504,299,531

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(69,139)	$1,252,531	$(2,955,811)	$(504,228)

See accompanying notes to financial statements.

|  60

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
3/31/2012(h)	$12.71	$0.23	$0.40		$0.63	$(0.27)	$(0.19)	$(0.46)
9/30/2011	12.75	0.52	0.03	(i)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
9/30/2007	11.23	0.50	0.14		0.64	(0.56)	—	(0.56)
Class B
3/31/2012(h)	12.75	0.18	0.41		0.59	(0.22)	(0.19)	(0.41)
9/30/2011	12.79	0.42	0.03	(i)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
9/30/2007	11.24	0.41	0.13		0.54	(0.47)	—	(0.47)
Class C
3/31/2012(h)	12.71	0.18	0.41		0.59	(0.23)	(0.19)	(0.42)
9/30/2011	12.76	0.42	0.02	(i)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
9/30/2007	11.25	0.41	0.13		0.54	(0.47)	—	(0.47)
Class Y
3/31/2012(h)	12.78	0.25	0.41		0.66	(0.29)	(0.19)	(0.48)
9/30/2011	12.82	0.55	0.03	(i)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)
9/30/2007	11.29	0.54	0.13		0.67	(0.60)	—	(0.60)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$12.88	5.05	$341,617	0.81	0.81	3.60	39
—	12.71	4.42	237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
0.00	11.31	5.70	105,780	1.04	1.09	4.41	69

—	12.93	4.73	2,700	1.56	1.56	2.87	39
—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
0.00	11.31	4.90	87,101	1.79	1.85	3.64	69

—	12.88	4.68	205,650	1.56	1.56	2.86	39
—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
0.00	11.32	4.91	12,690	1.78	1.82	3.66	69

—	12.96	5.22	382,544	0.57	0.57	3.85	39
—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
0.00	11.36	6.06	15,946	0.70	0.75	4.75	69

(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended March 31, 2012 (Unaudited).
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
3/31/2012(g)	$4.46	$0.13	$0.41	$0.54	$(0.18)	$(0.39)	$(0.57)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)
Class B
3/31/2012(g)	4.47	0.11	0.43	0.54	(0.17)	(0.39)	(0.56)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)
Class C
3/31/2012(g)	4.47	0.11	0.42	0.53	(0.17)	(0.39)	(0.56)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)
Class Y
3/31/2012(g)	4.46	0.13	0.42	0.55	(0.19)	(0.39)	(0.58)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

63  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.43	13.49	$72,076	1.15		1.20		5.82	19
—		4.46	(3.30)	59,907	1.15	(h)	1.15	(h)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(i)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27
0.00		5.12	8.10	32,603	1.18		1.43		6.40	41

—		4.45	13.30	658	1.90		1.95		5.07	19
—		4.47	(4.04)	738	1.90	(h)	1.90	(h)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(i)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27
0.00		5.13	7.21	4,201	1.94		2.18		5.63	41

—		4.44	13.06	16,427	1.90		1.95		5.08	19
—		4.47	(4.02)	15,790	1.90	(h)	1.90	(h)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(i)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27
0.00		5.12	7.22	5,275	1.93		2.17		5.63	41

—		4.43	13.63	70,774	0.90		0.96		6.14	19
—		4.46	(2.86)	38,011	0.90	(h)	0.90	(h)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(i)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%.
(i)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
3/31/2012(g)	$10.94	$0.12	$0.24		$0.36	$(0.86)	$(0.37)	$(1.23)
9/30/2011	11.17	0.25	0.06	(h)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
9/30/2008(i)	10.00	0.17	(0.79)		(0.62)	(0.19)	—	(0.19)
Class C
3/31/2012(g)	10.87	0.08	0.24		0.32	(0.82)	(0.37)	(1.19)
9/30/2011	11.11	0.17	0.05	(h)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
9/30/2008(i)	10.00	0.13	(0.81)		(0.68)	(0.15)	—	(0.15)
Class Y
3/31/2012(g)	10.93	0.13	0.25		0.38	(0.87)	(0.37)	(1.24)
9/30/2011	11.16	0.28	0.06	(h)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)
9/30/2008(i)	10.00	0.18	(0.81)		(0.63)	(0.20)	—	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	From commencement of operations on February 1, 2008 through September 30, 2008.
(j)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

65  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$10.07	3.77	$8,565	1.10	1.93	2.25	69
—		10.94	2.70	10,927	1.10	1.64	2.26	136
—		11.17	6.66	18,758	1.10	1.49	2.14	128
—		10.84	20.41	8,479	1.10	2.11	3.29	91
0.00	(j)	9.19	(6.37)	1,953	1.10	2.95	2.66	60

—		10.00	3.41	6,296	1.85	2.68	1.48	69
—		10.87	1.87	7,503	1.85	2.40	1.52	136
—		11.11	5.86	6,145	1.85	2.24	1.40	128
—		10.82	19.58	2,955	1.85	2.93	2.56	91
0.01	(j)	9.18	(6.95)	683	1.85	3.70	1.92	60

—		10.07	3.89	6,939	0.85	1.71	2.41	69
—		10.93	3.06	5,852	0.85	1.36	2.47	136
—		11.16	6.92	8,908	0.85	1.23	2.41	128
—		10.82	20.73	13,049	0.85	1.92	3.53	91
0.01	(j)	9.18	(6.39)	9,981	0.85	2.48	2.74	60

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2012(g)	$11.87	$0.10	$0.12	$0.22	$(0.16)	$(0.00)	$(0.16)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
Class B
3/31/2012(g)	11.86	0.05	0.12	0.17	(0.12)	(0.00)	(0.12)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
Class C
3/31/2012(g)	11.88	0.05	0.13	0.18	(0.12)	(0.00)	(0.12)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
Class Y
3/31/2012(g)	11.91	0.11	0.12	0.23	(0.18)	(0.00)	(0.18)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).

See accompanying notes to financial statements.

67  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$11.93	1.87	$298,602	0.85	0.89	1.66	34
11.87	1.71	293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45

11.91	1.40	9,282	1.60	1.64	0.91	34
11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45

11.94	1.49	74,346	1.60	1.64	0.92	34
11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45

11.96	1.91	171,632	0.60	0.63	1.89	34
11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45

See accompanying notes to financial statements.

|  68

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

69  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service does not price a security or where an independent pricing service is unable to provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Credit default swap agreements are valued based on mid

|  70

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results

71  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the

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protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the six months ended March 31, 2012.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist

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in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, deferred Trustees’ fees, return of capital dividend received and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividend received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$18,029,003	$—	$18,029,003
High Income Fund	10,139,162	—	10,139,162
International Bond Fund	1,028,434	202,164	1,230,598
Limited Term Government and Agency Fund	10,215,010	1,113,810	11,328,820

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years.

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Notes to Financial Statements (continued)

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Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above,

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the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2  –  prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3  –   prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

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The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$898,380,343	$—	$898,380,343
Preferred Stocks
Non-Captive Consumer	252,083	—	—	252,083
Non-Captive Diversified	1,479,549	443,206	—	1,922,755

Total Preferred Stocks	1,731,632	443,206	—	2,174,838

Short-Term Investments	—	37,736,788	—	37,736,788

Total	$1,731,632	$936,560,337	$—	$938,291,969

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (442,955)	$—	$ (442,955)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

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High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$2,326,200	$292,000	$2,618,200
All Other Non-Convertible Bonds(a)	—	107,086,266	—	107,086,266

Total Non-Convertible Bonds	—	109,412,466	292,000	109,704,466

Convertible Bonds(a)	—	17,232,581	—	17,232,581

Total Bonds and Notes	—	126,645,047	292,000	126,937,047

Senior Loans(a)	—	619,851	—	619,851
Preferred Stocks
Convertible Preferred Stocks
Construction Machinery	—	119,364	—	119,364
Consumer Products	—	2,604,184	—	2,604,184
All Other Convertible Preferred Stocks(a)	2,805,384	—	—	2,805,384

Total Convertible Preferred Stocks	2,805,384	2,723,548	—	5,528,932

Non-Convertible Preferred Stocks(a)	1,709,635	783,108	—	2,492,743

Total Preferred Stocks	4,515,019	3,506,656	—	8,021,675

Common Stocks(a)	4,139,326	—	—	4,139,326
Warrants(b)	—	—	—	—
Short-Term Investments	—	18,113,651	—	18,113,651

Total Investments	8,654,345	148,885,205	292,000	157,831,550

Forward Foreign Currency Contracts (unrealized appreciation)	—	12,902	—	12,902

Total	$8,654,345	$148,898,107	$292,000	$157,844,452

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(85,311)	$—	$ (85,311)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued at zero using Level 2 inputs.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

A preferred stock valued at $140,000 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Panama	$—	$—	$149,813	$149,813
All Other Bonds and Notes(a)	—	20,763,614	—	20,763,614

Total Bonds and Notes	—	20,763,614	149,813	20,913,427

Short-Term Investments	—	155,263	—	155,263

Total Investments	—	20,918,877	149,813	21,068,690

Forward Foreign Currency Contracts (unrealized appreciation)	—	6,649	—	6,649

Total	$—	$20,925,526	$149,813	$21,075,339

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (7,339)	$—	$ (7,339)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$541,945,914	$—	$541,945,914
Short-Term Investments	—	20,397,124	—	20,397,124

Total	$—	$562,343,038	$—	$562,343,038

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$319,200	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Preferred Stocks
Non-Captive Diversified	$—	$—	$(319,200)	$—	$—

A preferred stock valued at $319,200 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$3,955	$—	$(208,355)	$—
Consumer Cyclical Services	843,525	—	—	—	—
Treasuries	27,508	715	(34,823)	22,081	—

Total	$871,033	$4,670	$(34,823)	$(186,274)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$496,400	$—	$292,000	$(208,355)
Consumer Cyclical Services	—	—	(843,525)	—	—
Treasuries	(15,481)	—	—	—	—

Total	$(15,481)	$496,400	$(843,525)	$292,000	$(208,355)

A debt security valued at $496,400 was transferred from Level 2 to Level 3 during the period ended March 31, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service; at March 31, 2012, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service either was unable to price the security or did not provide a reliable price for the security and broker-dealer bid quotations could not be obtained due to the security being illiquid.

A debt security valued at $843,525 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an

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Notes to Financial Statements (continued)

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independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Panama	$—	$—	$—	$906	$148,907
Supranationals	118,679	67	(16,300)	7,247	—

Total	$118,679	$67	$(16,300)	$8,153	$148,907

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Panama	$—	$—	$—	$149,813	$906
Supranationals	(109,693)	—	—	—	—

Total	$(109,693)	$—	$—	$149,813	$906

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.

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Notes to Financial Statements (continued)

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Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2012, High Income Fund and Core Plus Bond Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Core Plus Bond Fund	Credit Suisse	$(442,955)	$310,234
High Income Fund	Barclays	(72,409)	—
International Bond Fund	Barclays	(5,445)	—
	Credit Suisse	(231)	—
	JPMorgan Chase	(102)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet

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Notes to Financial Statements (continued)

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their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of March 31, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss – Net
Core Plus Bond Fund	$—	$—
High Income Fund	12,902	—
International Bond Fund	6,649	5,088

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Core Plus Bond Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Unrealized depreciation on forward foreign currency contracts	$(442,955)

Transactions in derivative instruments for Core Plus Bond Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,634,055
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(1,071,745)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$12,902
Liabilities
Unrealized depreciation on forward foreign currency contracts	(85,311)

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Transactions in derivative instruments for High Income Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$322,493
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(304,664)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$6,649
Liabilities
Unrealized depreciation on forward foreign currency contracts	(7,339)

Transactions in derivative instruments for International Bond Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(79,417)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	190,915

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The volume of forwards activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended March 31, 2012:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	4.52%
Highest Notional Amount Outstanding	5.78%
Lowest Notional Amount Outstanding	2.92%
Notional Amount Outstanding as of March 31, 2012	2.92%

High Income Fund	Forwards
Average Notional Amount Outstanding	2.75%
Highest Notional Amount Outstanding	3.34%
Lowest Notional Amount Outstanding	2.29%
Notional Amount Outstanding as of March 31, 2012	3.34%

International Bond Fund	Forwards
Average Notional Amount Outstanding	24.15%
Highest Notional Amount Outstanding	39.39%
Lowest Notional Amount Outstanding	10.55%
Notional Amount Outstanding as of March 31, 2012	10.55%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$353,792,297	$112,005,701	$288,875,587	$155,713,258
High Income Fund	—	—	43,576,227	24,384,645
International Bond Fund	2,635,641	2,634,708	11,890,894	14,862,506
Limited Term Government and Agency Fund	213,936,932	141,834,081	7,842,846	32,428,792

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

NGAM Advisors serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

87  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$692,946	$—	$692,946	0.196%	0.196%
High Income Fund	422,418	39,101	383,317	0.600%	0.544%
International Bond Fund	65,029	65,029	—	0.600%	—
Limited Term Government and Agency Fund	1,147,948	90,533	1,057,415	0.449%	0.413%

[1]	Management fee waivers are subject to possible recovery until September 30, 2013.

For the six months ended March 31, 2012, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$692,946	0.196%

|  88

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, expenses have been reimbursed as follows:

Fund	Reimbursement [2]
International Bond Fund	$25,644

[2]	Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the six months ended March 31, 2012 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

89  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$387,234	$3,722	$213,105	$11,166	$639,315
High Income Fund	81,248	854	19,919	2,560	59,757
International Bond Fund	11,452	—	8,821	—	26,464
Limited Term Government and Agency Fund	365,255	12,799	90,736	38,398	272,210

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$162,547
High Income Fund	32,455
International Bond Fund	4,999
Limited Term Government and Agency Fund	117,929

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

|  90

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$224,808
High Income Fund	61,491
International Bond Fund	6,215
Limited Term Government and Agency Fund	94,737

As of March 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$5,539
High Income Fund	1,450
International Bond Fund	143
Limited Term Government and Agency Fund	2,329

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended March 31, 2012 were as follows:

Fund	Commissions
Core Plus Bond Fund	$729,845
High Income Fund	39,789
International Bond Fund	14,821
Limited Term Government and Agency Fund	124,409

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is

91  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At March 31, 2012, the Loomis Sayles Employees’ Profit Sharing Retirement Plan, (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentage of net assets:

Fund	Retirement Plan
International Bond Fund	0.63%
Limited Term Government and Agency Fund	0.07%

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, none of the Funds had borrowings under these agreements.

|  92

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,794,444	$202,317,791	7,870,741	$100,254,532
Issued in connection with the reinvestment of distributions	666,545	8,471,001	562,968	7,131,144
Redeemed	(8,648,942)	(111,059,722)	(6,563,842)	(83,095,094)

Net change	7,812,047	$99,729,070	1,869,867	$24,290,582

Class B
Issued from the sale of shares	15,535	$198,392	26,416	$338,841
Issued in connection with the reinvestment of distributions	5,936	75,623	8,589	109,089
Redeemed	(55,096)	(710,506)	(143,488)	(1,828,591)

Net change	(33,625)	$(436,491)	(108,483)	$(1,380,661)

Class C
Issued from the sale of shares	6,120,971	$78,524,283	3,812,615	$48,580,295
Issued in connection with the reinvestment of distributions	203,162	2,581,708	149,316	1,892,845
Redeemed	(1,204,764)	(15,477,919)	(2,772,280)	(35,095,298)

Net change	5,119,369	$65,628,072	1,189,651	$15,377,842

Class Y
Issued from the sale of shares	20,915,958	$270,306,600	9,029,915	$116,089,119
Issued in connection with the reinvestment of distributions	399,662	5,116,121	140,385	1,792,593
Redeemed	(3,004,670)	(38,812,824)	(3,372,809)	(43,199,888)

Net change	18,310,950	$236,609,897	5,797,491	$74,681,824

Increase (decrease) from capital share transactions	31,208,741	$401,530,548	8,748,526	$112,969,587

93  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,418,774	$23,593,079	18,914,773	$95,991,464
Issued in connection with the reinvestment of distributions	1,708,188	7,025,856	752,698	3,747,490
Redeemed	(4,310,089)	(18,908,838)	(20,080,912)	(101,121,007)

Net change	2,816,873	$11,710,097	(413,441)	$(1,382,053)

Class B
Issued from the sale of shares	1,287	$5,679	7,798	$39,272
Issued in connection with the reinvestment of distributions	17,341	71,321	8,794	43,828
Redeemed	(35,716)	(158,914)	(97,228)	(487,971)

Net change	(17,088)	$(81,914)	(80,636)	$(404,871)

Class C
Issued from the sale of shares	365,486	$1,573,855	1,268,510	$6,372,692
Issued in connection with the reinvestment of distributions	360,050	1,480,431	130,779	650,658
Redeemed	(563,832)	(2,445,033)	(1,792,125)	(8,989,058)

Net change	161,704	$609,253	(392,836)	$(1,965,708)

Class Y
Issued from the sale of shares	12,992,160	$58,311,318	15,208,663	$76,115,275
Issued in connection with the reinvestment of distributions	1,106,030	4,558,740	718,068	3,585,069
Redeemed	(6,655,295)	(29,595,911)	(21,646,978)	(107,960,574)

Net change	7,442,895	$33,274,147	(5,720,247)	$(28,260,230)

Increase (decrease) from capital share transactions	10,404,384	$45,511,583	(6,607,160)	$(32,012,862)

|  94

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	118,273	$1,235,673	1,211,150	$13,782,950
Issued in connection with the reinvestment of distributions	83,013	821,454	59,092	637,499
Redeemed	(350,113)	(3,721,688)	(1,950,042)	(21,739,657)

Net change	(148,827)	$(1,664,561)	(679,800)	$(7,319,208)

Class C
Issued from the sale of shares	94,098	$957,803	309,408	$3,486,185
Issued in connection with the reinvestment of distributions	44,914	441,073	9,437	102,127
Redeemed	(199,797)	(2,071,217)	(181,598)	(1,994,024)

Net change	(60,785)	$(672,341)	137,247	$1,594,288

Class Y
Issued from the sale of shares	525,862	$5,329,298	505,134	$5,693,161
Issued in connection with the reinvestment of distributions	18,714	185,296	8,923	97,881
Redeemed	(390,754)	(4,123,311)	(776,615)	(8,753,041)

Net change	153,822	$1,391,283	(262,558)	$(2,961,999)

Increase (decrease) from capital share transactions	(55,790)	$(945,619)	(805,111)	$(8,686,919)

95  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,506,649	$89,306,255	20,840,756	$248,142,366
Issued in connection with the reinvestment of distributions	277,326	3,303,647	438,301	5,215,842
Redeemed	(7,481,849)	(88,898,298)	(10,214,288)	(121,563,216)

Net change	302,126	$3,711,604	11,064,769	$131,794,992

Class B
Issued from the sale of shares	43,322	$513,337	912,056	$10,801,235
Issued in connection with the reinvestment of distributions	7,883	93,788	11,626	138,181
Redeemed	(197,503)	(2,348,340)	(335,640)	(3,991,576)

Net change	(146,298)	$(1,741,215)	588,042	$6,947,840

Class C
Issued from the sale of shares	1,512,545	$17,994,332	2,478,244	$29,568,408
Issued in connection with the reinvestment of distributions	33,764	402,475	74,077	882,261
Redeemed	(1,105,386)	(13,166,805)	(3,083,387)	(36,752,240)

Net change	440,923	$5,230,002	(531,066)	$(6,301,571)

Class Y
Issued from the sale of shares	9,427,176	$112,637,231	11,014,945	$131,705,304
Issued in connection with the reinvestment of distributions	78,413	937,248	100,885	1,204,459
Redeemed	(6,147,434)	(73,327,774)	(8,080,128)	(96,465,164)

Net change	3,358,155	$40,246,705	3,035,702	$36,444,599

Increase (decrease) from capital share transactions	3,954,906	$47,447,096	14,157,447	$168,885,860

|  96

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.  Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By: /s/ David L. Giunta

Name:   David L. Giunta

Title:     President and Chief Executive Officer

Date:     May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David L. Giunta

Name:   David L. Giunta

Title:     President and Chief Executive Officer

Date:     May 18, 2012

By: /s/ Michael C. Kardok

Name:   Michael C. Kardok

Title:     Treasurer

Date:     May 18, 2012